EXHIBIT 99.3

           CLINICAL OBSERVATION OF APPLYING HEALTH-STAR(TM) TO TREAT
              DIABETIC MELLITUS AND ITS COMPLICATIONS (243 CASES)

                       GUANGZHOU TIAN-HE MEDICAL INSTITUTE


                CLINICAL OBSERVATION OF APPLYING HEALTH-STAR(TM)
          TO TREAT DIABETIC MELLITUS AND ITS COMPLICATIONS (243 CASES)
                                  DECEMBER 2002
    DR. CHEN YI-HUI, DIRECTOR, GUANGZHOU TIAN-HE TRADITIONAL MEDICAL HOSPITAL

--------------------------------------------------------------------------------

1.    CLINICAL DATA
      1.1   Diagnostic standard
            1.1.1 Diagnostic standard of traditional Chinese medicine Patients having several of the following symptoms will be diagnosed the illness as diabetes(3).

                    Symptoms include:-
                    Dry mouth and increased thirst; frequent urination; increased appetite; unexplained weight loss; frequent fatigue or lack of energy; frequent skin infections and slow healing wounds; blurry vision; tingling or numbness in the hands or feet. Doctors of traditional Chinese medicine will also diagnose in the unique traditional way to examine the state of the tongue, dark purplish tongue or with echymosis is also one of the symptoms; and also follow the traditional Chinese medical theory and skill to examine the conditions and actions of the internal organs. It is confirmed, "Deficiency in QI(1) and YIN(2) and blood stasis are the main cause and symptoms of the illness. Since hundreds of years ago, traditional Chinese medical experts named this illness "Depletion disease", which is just the "Diabetes mellitus" nowadays.

            1.1.2   Diagnostic standard of Western medicine

                    Following the W.H.O.3 diagnostic standard published in 1999. Conditions tally with one of the following standard could be diagnosed diabetes:


--------
1 QI - CONSTITUTIONAL CHARACTERISTICS OF QI DEFICIENCY: EMACIATION OR RELATIVELY FAT PHYSIQUE, PALE COMPLEXION, LOW AND TIMID VOICE, FREQUENT SPONTANEOUS SWEATING WORSENED BY MOVING, TIREDNESS, AMNESIA, PALE TONGUE WITH WHITISH FUR, FEEBLE AND WEAK PULSE.
2 YIN - CONSTITUTIONAL CHARACTERISTICS YIN DEFICIENCY: EMACIATION, FACIAL FLUSH IN THE AFTERNOON, DRY MOUTH WITH SCANTY SALIVA, OCCASIONAL VEXATION, FEVERISH PALMS AND SOLES, POOR SLEEP, CONSTIPATION, DARK URINE, DISLIKE OF SPRING AND SUMMER, PREFERENCE TO COLD DRINK, RAPID PULSE, RED TONGUE WITH A LITTLE FUR.
3 THE CRITERION OF THE DIAGNOSIS ABOUT DIABETES MELLITUS AND ITS COMPLICATIONS IS COMPILED AND PUBLISHED BY THE WORLD HEALTH ORGANIZATION (W.H.O.) IN FEBRUARY 1999 (WHO/NCD/NCS/99.2 DEFINITION, DIAGNOSIS AND CLASSIFICATION OF DIABETES MELLITUS AND ITS COMPLICATIONS).

                    1)    Having  diabetic  symptoms,  blood sugar at any time >
                          11.1 mmol/L (200mg/dl), or empty stomach blood sugar iY 7.8 mmol/L (140 mg/dl).

                    2) Having diabetic symptoms but the blood sugar is not as high as mentioned in 1). Proceed 75 g oral glucose endurance quality test (OGTT), 2 hour blood sugar iY
                          11.1 mmol/L (200mg/dl).

                    3) If the person does not have diabetic symptoms, besides the above mentioned standards, need to add another standard, i.e. OGTT 1 hour blood sugar iY 11.1 mmol/L (200mg/dl), and another OGTT 2 hour blood sugar iY
                          11.1 mmol/L (200mg/dl), or empty stomach blood sugar iY 7.8 mmol/L (140 mg/dl). At the same time, tally with diagnostic standard of the diabetic retina pathological changes and high lipemia.

      1.2   Standard for Test Cases
            All patients that tally with the above mentioned diagnostic standard and also those confirmed by traditional Chinese medicine with diagnosis based on an overall analysis of the illness and the patient's condition that are sick of "deficiency in QI and YIN, and blood stasis" can be accepted as test cases.

            1.2.1 Standard for cases to be rejected (inclusive of conditions not suitable)

                    1) the patient, prior to taking the Health-Star(TM), through the blood sugar in above normal, but after control of blood and drink, and carry out physical exercise, the empty stomach blood sugar < 7.8 mmol/L (140 mg/gl), or 2 hour after meal blood sugar < 11.1 mmol/L (200mg/dl);

                    2)    Women in pregnancy or suckle period;

                    3) Non-cooperative person (inclusive of those unable to take control of blood and drink or cannot take the pills as required);

                    4)    Mental patient;

                    5) Patient cannot persist in the treatment during the observation period will cause the treatment effect unavailable, or incomplete medical record.

      1.3   General data
            Within the 193 cases of the observation group, male: 65 cases, female: 128 case. Within the 50 cases of the Contrast Group, male:
            19 cases, female: 31 case.

            The general condition such as age, course of disease and state of the illness of the two groups are fundamentally identical. Apply X2 and t inspection and proceed statistical process, shows no evident difference. See Table 1-3 for detail, they are even and comparable between the two groups.

2.    RESEARCH METHOD

      2.1   Method of Observation

            2.1.1   Treatment Group and Contrast Group

            2.1.2 Pure traditional Chinese medicine Group and traditional Chinese medicine Group proceed simultaneously.

            2.1.3 During observation period stop to take other Chinese patent medicine to invigorate the circulation of blood and dissolve the stasis, or other anticoagulant medicine.

            2.1.4 For the patients already have taken Western chemical compound medicine to lower down the blood sugar level over a long period but the symptom still have not been well controlled, take Health-Star(TM) in addition to the original treating medicine.

                    For patients have not taken Western medicine to lower down blood sugar level, take Health-Star(TM) only, without taking Western medicine.

            2.1.5   When the course is  accomplished,  examine the results  with
                    statistical   processes   such  as  T   inspection   and  X2
                    inspection.

      2.2   Observation Items

            2.2.1   Safety observation
                    1) Blood and urinalysis routine

                    2) Examine the function of heart, liver and kidney

            2.2.2   Observation of curative effect
                    1) Observation of clinical symptom and physical condition; inspect eye ground.
                    2) Inspection of empty stomach blood sugar and 2 hour after meal blood sugar, 24-hour urine glucose fixed quantity inspection.

            2.2.3   Inspection of specific characteristics
                    1)   Blood   dynamics:   blood  fluidity,   fibrinogen   and
                         disintegrated product FDP, content of venous blood oxygen.

                    2)   Inspection blood fat: cholesterol and triglyceride.

      2.3   Method of treatment
            o Observation Group: Orally, take Health-Star(TM) tablets, 3 tablets each time, 3 times each day, 1 course of treatment is 3 months.
            o Contrast Group: Orally, take Diamicron 80 mg each time, 3 times each day, 1 course of treatment is 3 months.

      2.4   Evaluation standard of treatment
            Implemented with reference to the principle of clinical research instructed by Health Department of the government about new medicine of traditional Chinese medicine to treat "Depletion disease" (Diabetes Mellitus).

            o Evident effect: After taking one course of Health-Star(TM), patient's symptoms and physical conditions dispelled. Five hemorheological indexes and two fiberinolytic system indexes, a total of 7 indexes got improved. Blood cholesterol descended to 220 mg/dl, tryglyceride descended to 110 mg/dl, empty stomach blood sugar < 130 mg/dl, 2 hours after meal blood sugar < 150 mg/dl, 24-hour urine sugar fixed quantity < 10 g.

            o Effective: After treatment, symptom and physical conditions much improved. Four hemorheological indexes and fiberinolytic system indexes (or above 4) got improved. Blood cholesterol < 230 mg/dl, tryglyceride < 130 mg/dl, empty stomach blood sugar < 150 mg/dl, 2 hours after meal blood sugar < 180 mg/dl, 24-hour urine sugar < 25 g.

            o No effect: After treatment, no change of patient's symptoms and physical conditions. hemorheological indexes, fiberinolytic system indexes, blood fat, blood sugar, and urine sugar all has no evident improvement.


3.    RESULT OF TREATMENT

      3.1   Overall curative effect
            Result of observation indicates that the evident effective rate for Treatment Group is 14.9%, the overall effective rate for Treatment group is 77.2%. For Contrast Group, the evident effective rate is 10%, the overall effective rate is 66%.

            Comparison of curative effects between the two Groups refers to Table 5. After statistically processed, it is found that the difference of curative effect between the two groups is not quite obvious, but the evident effects and effective rate of the Observation Group are all better than that of the Contrast Group.

       3.2 Influence of treatment on blood sugar and 24 hour urine sugar fixed quantity (SEE TABLE 6)
            After statistical process, it shows a marked difference (p < 0.01), indicating that Health-Star(TM) can descend blood sugar and urine sugar level apparently.

      3.3 Influence on hemorheological indexes (SEE TABLE 7) The results indicate that the viscosity of whole blood is reduced for the two groups after treatment, and the viscosity of plasma of the
            Observation Group is also reduced, but there is no evident difference for the Contrast Group. The result indicates that Health-Star(TM) can evidently improve the viscosity of blood.

      3.4 Influence on blood fat (SEE TABLE 8) Table 8 shows that the cholesterol of Observation Group and Contrast Group are both lowered down, but the Observation Group is more superior in descending cholesterol and triglyceride (p < 0.05) than the Contrast Group.

      3.5 Influence on fiberinolytic system (SEE TABLE 9) Table 9 shows that the treatment of the Treatment Group and the Contrast Group both posses the functions to descend the content of fibrinogen and FDP and ascend the blood oxygen content; by comparison, the curative effect of the Treatment Group is obviously better than that of the Contrast Group.

      3.6 The variation of the quantity of Western medicine application of the Observation Group combined to use Western medicine of blood sugar depressor during treating course. (SEE TABLE 10)

            Among the 193 cases of Observation Group, there are 64 cases take Health-Star(TM) only, 129 cases take Health-Star(TM) combined with Western medicine. The result reveals that among the 129 cases, 31 patients decreased the quantity of Western medicine according to the improvement of health condition, it rates to 24.03% of the 129 cases, and 23 cases stopped to use the Western medicine, which is 17.83%. The percentage of stopping and decreasing to use Western medicine is 41.86%. Combined application of Health-Star(TM) and Western medicine provides the cooperative function that is quite beneficial for the control of the patients' condition.

      3.7 Comparison of the group of the cases taking Health-Star(TM) only and the group of the cases taking Western medicine in combination with the Health-Star(TM) (SEE TABLE 11) After statistical process, P > 0.05, indicating that there is no obvious difference in the curative effect between the two groups.

      3.8 Side effects Result of the observation reveals that Health-Star(TM) has no side effects.

4.    UNDERSTANDING
      By taking Health-Star(TM) on clinical practice to inspect its curative effects, it is confirmed that Health-Star(TM) is quite functional for diabetes. For Type 2 diabetics, it is quite effective to descend the levels of empty stomach blood sugar, 2 hours after meal blood sugar, 24 hour urine sugar, viscosity of whole blood, viscosity of plasma, and packed red-cell volume. It can increase the blood oxygen content, descend

      (blood) serum cholesterol, triglyceride, descend obviously the contends of blood fibrinogen, rectify hemorheological indexes and fiberinolytic system, thereby improve the patient's blood circulation, prevent and cure the blood vessel disease and its complications. It is a pure natural herbal medicine that possesses an excellent function to descend blood sugar and blood fat and anti-stasis. It is effective for diabetic blood vessel complications. This preparation is worthy for extend clinical application.


--------------------------------------------------------------------------------

DR. CHEN YI-HUI

HEADMASTER OF THE COLLEGE OF GUANGZHOU TIAN-HE TRADITIONAL CHINESE MEDICINE.

POSTGRADUATE FOR DOCTORATE STUDIED AND GRADUATED FROM THE UNIVERSITY OF GUANGZHOU TRADITIONAL CHINESE MEDICINE DURING MY TENURE OF OFFICE.

POSTGRADUATE AND GRADUATED FROM THE HU BEI COLLAGE OF TRADITIONAL CHINESE MEDICINE, MAJORED IN CARDIOVASCULAR.

PAST CHIEF OF MEDIAL MATTERS DIVISION OF THE PUBLIC HEALTH DEPARTMENT OF THE TIAN-HE DISTRICT, GUANGZHOU CITY.

CURRENTLY

    o  PRESIDENT OF GUANGZHOU  TIAN-HE  TRADITIONAL  CHINESE  MEDICAL  HOSPITAL,
       CHIEF  DOCTOR  OF  INTERNAL   MEDICINE,   EXPERT  IN  CARDIOVASCULAR  AND
       ENDOCRINIC DISEASE.

    o PERMANENT DIRECTOR OF THE GUANGZHOU TIAN-HE MEDICAL INSTITUTE, GUANGZHOU, CHINA

    o MEMBER OF THE COMMITTEE OF THE COMBINED TRADITIONAL CHINESE AND WESTERN MEDICINE OF THE AGED ILLNESS AND WEAKNESS.

    o MEMBER OF THE SNAKE INJURED ASSOCIATION OF THE COMBINED TRADITIONAL CHINESE AND WESTERN MEDICINE OF FIRST AID MEDICAL INSTITUTE OF CHINA.

--------------------------------------------------------------------------------

   INTRODUCTION OF THE GUANGZHOU TIAN-HE TRADITIONAL CHINESE MEDICAL HOSPITAL

Tian-he Traditional Chinese Medical Hospital is a non-profit public hospital established in 5th December 1996. It is the "Central Hospital of Tian-he District" appointed by government authority and the first ISO9001:2000 certified public hospital in Guangzhou. After 7 years of applying traditional Chinese medicine in combination with Western medical treatment technology, it has developed into a modern hospital having the merits of both the two systems. It is also the clinical practicing hospital for Guangzhou University of Traditional Chinese Medicine, and one of the first-aid hospitals among the Net of the First-aid Center of Guangzhou City.

In accordance with the national hospital standard of "Second Grade of First Class" it has an establishment of 230 beds, a work force about 300 (26 of them are leading experts in the sphere of different medical subjects), and various sections inclusive of First-aid Center, General Medicine, Surgery, Orthopedics, Obstetrics and Gynecology, Pediatrics, Ophthalmology Center, Oral Cavity Center, Otolaryngology, etc.

          INTRODUCTION OF HEALTH BUREAU OF TIAN-HE DISTRICT GOVERNMENT

The Tian-he District is one of the 10 large administrative districts of Guangzhou City, and Guangzhou is the Capital of Guangdong Province of China. Population of Guangzhou City, including local residents and flowing people is around 10 million. Tian-he District is situated in the central part of the urban areas of the Guangzhou City. The population under jurisdiction within this area is around 1.2 million.

The Health Bureau of Tian-he District is a government organization or department. The responsibility of the Bureau is to supervise the public health of the whole Tian-he District, to manage the prevention and control of diseases especially those such as influenza infectious diseases and some suddenly occurred cases that many people sick at the same period having the similar symptoms. People health and health care managing are the most important subjects of the Bureau.

Under this Bureau of Tian-he District, there are six large-scale hospitals and about 400 clinics scattered within this District. A few institutes and associations belong directly to the Tian-he District Government and have close relations with the Health Bureau, inclusive of the Guangzhou Tian-he Medical Institute and the Institute of Specialists of the Tian-he District, etc.

        Clinical Observation of Applying HEALTH-STAR(TM)to Treat Diabetic
                         Mellitus and its Complications

TABLE 1  COMPARISON TABLE OF SEX BETWEEN THE TWO GROUPS

----------------------------------------------------------------------------------------------------------------------
                          Table 1 The Age Distribution
----------------------------------------------------------------------------------------------------------------------
    Group          ~30           ~40           ~50           ~60             ~65             ~70            Total
----------------------------------------------------------------------------------------------------------------------
  Treatment          2             1             6            21              14               6              50
----------------------------------------------------------------------------------------------------------------------
   Contrast          0             2             2            13               3               1              21
----------------------------------------------------------------------------------------------------------------------
    Total            2             3             8            34              17               7              71
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                             Number             Male          Female            X2               P
--------------------------------------------------------------------------------------------------------
  Observation Group           193                65             128           0.128           > 0.75
--------------------------------------------------------------------------------------------------------
  Contrast Group               50                19              31
--------------------------------------------------------------------------------------------------------


TABLE 2    COMPARISON TABLE OF COURSE OF DISEASE BETWEEN THE TWO GROUPS

---------------------------------------------------------------------------------------------------------------------------
                            Number        0-1 year        1-5 years         6-10 years       10-20 years       > 20 years
---------------------------------------------------------------------------------------------------------------------------
 Observation Group            193            47               92                39              13                  2
---------------------------------------------------------------------------------------------------------------------------
  Contrast Group               50            12               24                10               3                  1
---------------------------------------------------------------------------------------------------------------------------


TABLE 3    COMPARISON TABLE OF AGE BETWEEN THE TWO GROUPS

----------------------------------------------------------------------------------------------------------------------
                           Number        40         41-50         51-60        Above 61           X2              P
----------------------------------------------------------------------------------------------------------------------
 Observation Group           193         16           37            84            57            4.489          > 0.1
----------------------------------------------------------------------------------------------------------------------
  Contrast Group              50          1            6            24            19
----------------------------------------------------------------------------------------------------------------------


TABLE 4    COMPARISON TABLE OF STATE OF ILLNESS BETWEEN THE TWO GROUPS

------------------------------------------------------------------------------------------------------
                            Number          Mild       Medium        Serious             P
------------------------------------------------------------------------------------------------------
  Observation Group           193            75          47             71
------------------------------------------------------------------------------------------------------
   Contrast Group              50            13          15             22             > 0.1
------------------------------------------------------------------------------------------------------

TABLE 5    COMPARISON TABLE OF CURATIVE EFFECT BETWEEN THE TWO GROUPS

--------------------------------------------------------------------------------------------------------------------------------
                       Number    Evident effect (cases %)    Effective (cases %)      No effect (cases %)       U           P
--------------------------------------------------------------------------------------------------------------------------------
 Observation Group      193          29 (14.9 %)                121 (62.3 %)             43 (22.8 %)          1.678       > 0.05
--------------------------------------------------------------------------------------------------------------------------------
  Contrast Group         50           5 (10 %)                   28 (56 %)               17 (54 %)
--------------------------------------------------------------------------------------------------------------------------------


TABLE 6 INFLUENCE ON POST-TREATMENT BLOOD SUGAR AND URINE SUGAR IN THE OBSERVATION GROUP

--------------------------------------------------------------------------------------------------------------------
                                        Number           Pre-treatment          Post-treatment             t
--------------------------------------------------------------------------------------------------------------------
   Empty stomach blood sugar              193             13.19iA4.50             7.87iA1.05              10.2
--------------------------------------------------------------------------------------------------------------------
  2 hour post-meal blood sugar            193             17.88iA4.20            12.66iA3.52              11.68
--------------------------------------------------------------------------------------------------------------------
      24 hour urine sugar                 193             34.3iA20.69            19.35iA12.49              6.95
--------------------------------------------------------------------------------------------------------------------


TABLE 7   VARIATION OF HEMORHEOLOGICAL INDEXES OF THE TWO GROUPS AFTER TREATMENT

------------------------------------------------------------------------------------------------------------------------------
                                                         Number     Pre-treatment      Post-treatment       Time         P
------------------------------------------------------------------------------------------------------------------------------
Viscosity of Whole blood,        Observation Group        193        4.46+/-1.36         3.26+/-0.73*       9.71       <0.01
     high section
------------------------------------------------------------------------------------------------------------------------------
                                 Contrast Group            50        3.80+/-0.86         3.50+/-0.70*
------------------------------------------------------------------------------------------------------------------------------
Viscosity of Whole blood, low    Observation Group        193        8.79+/-2.89         5.96+/-0.48*       2.45       <0.01
        section
------------------------------------------------------------------------------------------------------------------------------
                                 Contrast Group            50        7.10+/-2.27         6.48+/-1.63*
------------------------------------------------------------------------------------------------------------------------------
    Viscosity of plasma          Observation Group        193        1.80+/-0.26         1.63+/-0.17*       0.26       >0.05
------------------------------------------------------------------------------------------------------------------------------
                                 Contrast Group            50        1.76+/-0.16         1.75+/-0.13i/
------------------------------------------------------------------------------------------------------------------------------
   Packed red-cellvolume         Observation Group        193        50.64+/-6.30        45.22+/-5.73*      0.089      >0.5
------------------------------------------------------------------------------------------------------------------------------
                                 Contrast Group            50        49.70+/-7.22        46.53+/-6.40*
------------------------------------------------------------------------------------------------------------------------------
    Blood sedimentation          Observation Group         28        23.40+/-11.76       15.49+/-9.30*      4.96       <0.01
------------------------------------------------------------------------------------------------------------------------------

* p greater than 0.01                      i/ p > 0.05

TABLE 8    INFLUENCE ON BLOOD FAT AND COMPARED WITH CONTRAST GROUP (XIASD)

---------------------------------------------------------------------------------------------------------------------------
                                                  Number      Pre-treatment        Post-treatment       Time         P
---------------------------------------------------------------------------------------------------------------------------
 Cholesterol (mg/dl)      Observation Group        193        230.89iA17.90        196.28iA45.18*       2.16       <0.05
---------------------------------------------------------------------------------------------------------------------------
                          Contrast Group            50        218.12iA40.38        210.89iA28.43*
---------------------------------------------------------------------------------------------------------------------------
 Triglyceride (mg/dl)     Observation Group        193        180.64iA68.3         138.23iA45.50*       2.99       <0.05
---------------------------------------------------------------------------------------------------------------------------
                          Contrast Group            50        166.39iA87.13        161.96iA63.18i/
---------------------------------------------------------------------------------------------------------------------------

* p less than 0.01           i/ p > 0.05


TABLE 9 INFLUENCE ON FIBERINOLYTIC SYSTEM AND BLOOD OXYGEN CONTENT AND COMPARISON (XIASD)

------------------------------------------------------------------------------------------------------------------------------------
    Group             Number         Treatment            Fibrinogen            Number        FDP           Number    Blood oxygen
                                                                                                                        content
------------------------------------------------------------------------------------------------------------------------------------
Treatment Group        193         Pre-treatment        621.89+/-168.33          193     18.90+/-11.97       193       6.3+/-3.98
------------------------------------------------------------------------------------------------------------------------------------
                                   Post-treatment       452.68+/-113.20*                 12.28+/-7.38*                 9.0+/-4.68*
------------------------------------------------------------------------------------------------------------------------------------
Contrast Group          50         Pre-treatment        572.28+/-133.58           50     21.70+/-12.63        50       6.6+/-2.3
------------------------------------------------------------------------------------------------------------------------------------
                                   Post-treatment       553.0+/-153.6*i/i/               21.08+/-12.7i/i/              7.38+/-2.4*i/
------------------------------------------------------------------------------------------------------------------------------------

* p<0.01    i/i/ p<0.01   i/ p<0.05

TABLE 10 THE VARIATION OF THE QUANTITY OF WESTERN MEDICINE USED IN COMBINATION WITH THE HEALTH-STAR DURING THE COURSE

------------------------------------------------------------------------------------------------------------------------------------
                                  Daonil       Diamicron      Tolbutamide    Diformin       Insulin    H.S. combined     Total
                                 (Cases%)      (Cases%)        (Cases %)    (Cases %)      (Cases %)    with Western
                                                                                                            medicine
                                                                                                            (Cases %)
------------------------------------------------------------------------------------------------------------------------------------
 During    Pre-treatment       77[]59.69[](C)  14(10.85)      9[]6.97[](C)   15(11.63)    8[]6.20[](C)  6[]4.65[](C)  129[]100[](C)
treatment
------------------------------------------------------------------------------------------------------------------------------------
           Original quantity   42[]32.36[](C)  4[]3.08[](C)   2[]1.54[](C)  4[]3.08[](C)  0[]0.00[](C)  2[]1.54[](C)  54[]41.86[](C)
------------------------------------------------------------------------------------------------------------------------------------
           Increased quantity   9[]6.92[](C)   4[]3.08[](C)   0[]0.00[](C)  3[]2.31[](C)  3[]3.08[](C)  2[]1.54[](C)  21[]16.28[](C)
------------------------------------------------------------------------------------------------------------------------------------
           Decreased quantity  14[]10.76[](C)  4[]3.08[](C)   4[]3.08[](C)  4[]3.08[](C)  3[]2.31[](C)  2[]1.54[](C)  31[]24.03[](C)
------------------------------------------------------------------------------------------------------------------------------------
           Medicine stopped    12[]9.22[](C)   2[]1.54[](C)   3[]2.31[](C)  4[]3.08[](C)  2[]1.54[](C)  0[]0.00[](C)  23[]17.83[](C)
------------------------------------------------------------------------------------------------------------------------------------


TABLE 11   THE COMPARISON OF CURATIVE EFFECTS OF THE TWO GROUPS

-------------------------------------------------------------------------------------------------------------------------------
                         Group taking H.S. in combination with       Group taking H.S. only (case %)        U            P
                               Western medicine (case %)
-------------------------------------------------------------------------------------------------------------------------------
  Evident effect            19(pound)[]14.73(pound)(C)                 10(pound)[]15.6(pound)(C)
                                                                                                          0.1231       >0.5
------------------------------------------------------------------------------------------------------
    Effective               82(pound)[]63.56(pound)(C)                 39(pound)[]60.93(pound)(C)
------------------------------------------------------------------------------------------------------
    No effect               28(pound)[]21.71(pound)(C)                 15(pound)[]23.43(pound)(C)
------------------------------------------------------------------------------------------------------
     Total                   129(pound)[]100(pound)(C)                  64(pound)[]100(pound)(C)
-------------------------------------------------------------------------------------------------------------------------------